Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated June 22, 2018, to
the Consultant Accumulator Variable Universal Life Prospectus
the Consultant Protector Variable Universal Life Prospectus
the Consultant SL Variable Universal Life Prospectus
the Consultant VUL Variable Universal Life Prospectus
the Investors Select Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life contracts issued by Lincoln Benefit Life Company.

Effective July 2, 2018, as applicable to your prospectus, the Deutsche Variable Series I, the Deutsche Variable Series II and the Deutsche Investment VIT Funds Trust Names will change to Deutsche DWS Variable Series I, the Deutsche DWS Variable Series II and the Deutsche DWS Investment VIT Funds, respectively.

Please keep this supplement for future reference.